 (header images)(menubar images) Objective
Production of current income is the primary objective in portfolio selection. Capital appreciation is a secondary goal.

Investment Stategy
Invests in common stocks or convertible securities, preferred stocks and debt securities issued by public-utility companies as well as corporations that provide products or services to utilities. (See Prospectus for more information on investment practices and the risks associated with investment in sector funds.)

***CHAR: 160*** LARGEST HOLDINGS as of 05-31-2000
Enron Corp.	5.0%
Voicestream Wireless Corp.	4.2%
BP Amoco - ADR	3.3%
MCI Worldcom	2.9%
Westell Technologies	2.8%
Telecom Holders Trust	2.4%
FPL Group, Inc.	2.2%
Nextel Communications	2.2%
SBC Communications, Inc.	2.1%
McLeodUSA, Inc. Class A	2.1%

***CHAR: 160*** LARGEST INDUSTRIES as of 05-31-2000
Communications Services	32.4%
Utilities	22.0%
Technology	12.7%
Energy	7.6%
Consumer Staples	3.5%
Basic Materials	0.1%

***CHAR: 160*** PERFORMANCE[1] as of 05-31-2000
Calendar Year to Date Return	-0.32%
average annual return
One Year	31.55%
Three Year	19.41%
Five Year	20.77%
Since Inception (8-30-1993)	16.57%

***CHAR: 160*** PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$40.778M
Number of Holdings	66
30-Day SEC Yield	1.5623%

***CHAR: 160*** COMPOSITION as of 05-31-2000
Common Stock	77.0%
US Agency Obligations	17.6%
Excess of Other Assets Over Liabilities	4.3%
ADR	1.1%

[1] Because markets fluctuate, the fund's investment return and principal value will change with market conditions, and you may have a gain or loss when you sell your shares. Past performance does not guarantee future results.

Links:
(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds

(link) Lipper Data Shows Lindner Utility Fund As
#1 Fund Among Utility Mutual Funds For '99
Winter 2000 (footer images)